UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Columbia Funds Variable Series Trust II

(Name of Registrant as Specified in its Charter)

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Columbia Funds Variable Series Trust II

225 Franklin Street, Boston, Massachusetts 02110

SPECIAL MEETING OF SHAREHOLDERS

To be held on August 26, 2015

Variable Portfolio – Aggressive Portfolio (the “Aggressive Portfolio”)

Variable Portfolio – Conservative Portfolio (the “Conservative Portfolio”)

Variable Portfolio – Moderate Portfolio (the “Moderate Portfolio”)

Variable Portfolio – Moderately Aggressive Portfolio (the “Moderately Aggressive Portfolio”)

Variable Portfolio – Moderately Conservative Portfolio (the “Moderately Conservative Portfolio”)

(each, a “Fund” and collectively, the “Funds”, and marketed as Portfolio Navigator Funds)

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND

AND VOTE ON THE PROPOSAL

The following Questions and Answers provide a brief overview of the matters on which you are being asked to vote. The accompanying Proxy Statement contains more detailed information about the proposal which applies to each Fund (the “Proposal”), and we encourage you to read it in its entirety before voting.

YOUR VOTE IS IMPORTANT.

Q.	Why are you sending me this information?

A.	On August 26, 2015, a Special Meeting of Shareholders of each Fund (the “Meeting”) will be held at 225 Franklin Street (Room 3200 on the 32nd floor), Boston, MA 02110, at 10:00 a.m. (Eastern).

The Funds are owned of record by sub-accounts of RiverSource Life Insurance Company and RiverSource Life Insurance Co. of New York (the “Participating Insurance Companies”) established to fund benefits under variable annuity contract and/or variable life insurance policies (each, a “Contract”) issued by the Participating Insurance Companies. Persons holding Contracts are referred to herein as “Contract Owners.” You are receiving the Proxy Statement and one or more voting instruction cards (the “Voting Instruction Cards”) because you are a Contract Owner with Contract values allocated to one or more of the Funds. You are being asked to provide voting instructions to the Participating Insurance Company that issued your Contract regarding the Proposal involving your Fund(s). For simplicity, references to Fund shareholders include Contract Owners.

Q.	What is the Proposal?

A.	Shareholders of each Fund are being asked to provide voting instructions regarding the approval of an amendment to the Investment Management Services Agreement (the “IMS Agreement”) between Columbia Management Investment Advisers, LLC (“Columbia Management”) and Columbia Funds Variable Series Trust II, which is applicable to each of the Funds, to revise the fee structure to add an investment advisory fee payable by each of those Funds for investments in certain securities and other instruments and assets, as is explained in the accompanying Proxy Statement. The Funds do not currently pay Columbia Management a direct advisory fee under the current IMS Agreement.

Q.	Why am I being asked to vote on an amendment to the Investment Management Services Agreement?

A.	The Proposal requests your vote on an amendment to the IMS Agreement. Each Fund was originally intended as a “Fund-of-Funds” that would invest exclusively in underlying funds advised by Columbia Management that pay an advisory fee to Columbia Management (“Underlying Funds”). Because Columbia Management earns an advisory fee at the Underlying Fund level, Columbia Management determined, when the Funds were launched, not to receive advisory fees at the Fund level. As part of a plan designed to increase the return potential of the Funds, the Funds have recently expanded their investment mandate to facilitate investment in a broader range of securities and other instruments and assets, including but not limited to, exchange traded funds that do not pay an advisory fee to Columbia Management, derivatives, individual securities and other instruments and assets (“Non-Underlying Fund Investments”), in addition to shares of the Underlying Funds. This proposed change is intended to enable Columbia Management to be more tactical in seeking to better position the Funds’ portfolios for increased return potential.

The proposed amendment to the IMS Agreement for each Fund would result in each Fund paying an investment advisory fee to Columbia Management for the portion of assets of each Fund invested in Non-Underlying Fund Investments. As described in the accompanying Proxy Statement, it is currently expected that each Fund will invest primarily in Underlying Funds, but the exact allocation of a Fund’s assets will vary from time to time based on market and other conditions or events. The operations and the manner in which Columbia Management manages each Fund are not expected to change other than the enhanced flexibility of investing in Non-Underlying Fund Investments. More specifically, except for the proposed change to the investment advisory fee payable by a Fund on Fund investments in Non-Underlying Fund Investments, the IMS Agreement for the Funds will remain the same in all respects, including that no investment advisory fees will be payable directly by a Fund with respect to investments in Underlying Funds, since these Underlying Funds themselves pay an investment advisory fee to Columbia Management.

Q.	Will the change to the investment advisory fee structure increase the expenses of my Fund?

A.	As noted above, a direct investment advisory fee on Fund assets invested in Non-Underlying Fund Investments will be added if the Proposal is approved for the Fund by its shareholders. However, overall Fund expenses will fluctuate depending primarily on the “acquired fund fees and expenses”, i.e., the fees and expenses attributable to the Fund’s investments in the Underlying Funds. For example, the overall expenses paid by a Fund may increase or decrease if the fees and expenses of the Underlying Funds increase or decrease as a result of the mix of investments made in such Underlying Funds, which will change over time. Assuming the Proposal had been in effect at the beginning of the Fund’s last fiscal year and that the Fund utilized the currently contemplated allocation between investments in Underlying Funds and Non-Underlying Fund Investments during the Fund’s last fiscal year, the Fund’s total annual operating expenses would not have increased as a result of the amendment to the IMS Agreement. See comparisons of the current and proposed investment advisory fee structure for each Fund, and gross and net expense ratios, that are included in the accompanying Proxy Statement.

Q.	Why should I approve an amendment that would or could increase the total investment advisory fee payable by my Fund?

A.	The proposed amendment to the IMS Agreement is designed to compensate Columbia Management for managing assets of the Funds invested in Non-Underlying Fund Investments. The proposed amendment is intended to enable Columbia Management to be more tactical in seeking to better position the Funds’ portfolios for increased return potential.

The Funds do not currently pay Columbia Management a direct advisory fee because at the time the Funds were created, it was contemplated that the Funds would invest exclusively in Underlying Funds that already pay an advisory fee to, Columbia Management. A direct investment advisory fee on Fund assets invested in Non-Underlying Fund Investments will be added if the Proposal is approved for each Fund by its shareholders.

Q.	How does the Board recommend that I vote?

A.	The Board unanimously recommends that you instruct your Participating Insurance Company to vote FOR the Proposal relating to your Fund or Funds.

Q.	Will my Fund pay for this proxy solicitation?

A.	No. Columbia Management or an affiliated company will bear all of the costs of the proxy solicitation.

Q.	How can I vote?

A.	You can provide voting instructions in one of four ways:

•	By telephone: Call the toll-free number printed on the enclosed Voting Instruction Cards(s) and follow the directions.

•	By internet: Access the website address printed on the enclosed Voting Instruction Cards(s) and follow the directions on the website.

•	By mail: Complete, sign and return the enclosed Voting Instruction Cards(s) in the enclosed self-addressed, postage-paid envelope.

•

In person at the Meeting scheduled to occur at 225 Franklin Street, Boston, MA 02110 (32nd Floor, Room 3200) on August 26, 2015 at 10:00 a.m. (Eastern). If you decide to provide voting instructions in person, you must attend the Meeting at the time and place described in the accompanying Proxy Statement. To attend the Meeting in person, you will need proof of your beneficial interest in a Fund, such as your Voting Instruction Card (or a copy thereof).

Q.	Why might I receive more than one Voting Instruction Card?

A.	If you own shares of more than one Fund or own shares of a Fund through more than one account, you may receive a separate Voting Instruction Cards for each such Fund or account, and should submit each Voting Instruction Card received.

Q.	Will I be notified of the results of the vote?

A.	The final voting results will be included in each Fund’s next report to shareholders following the Meeting.

Q.	Whom should I call if I have questions?

A.	If you have questions about the Proposal described in the Proxy Statement or about voting procedures, please call the Funds’ proxy solicitor, Computershare Fund Services, toll free at 866-963-6128.

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

Variable Portfolio – Aggressive Portfolio (the “Aggressive Portfolio”)

Variable Portfolio – Conservative Portfolio (the “Conservative Portfolio”)

Variable Portfolio – Moderate Portfolio (the “Moderate Portfolio”)

Variable Portfolio – Moderately Aggressive Portfolio (the “Moderately Aggressive Portfolio”)

Variable Portfolio – Moderately Conservative Portfolio (the “Moderately Conservative Portfolio”)

(each, a “Fund” and collectively, the “Funds”, and marketed as Portfolio Navigator Funds)

SPECIAL MEETING OF SHAREHOLDERS

To be held on August 26, 2015

A Special Meeting of Shareholders (the “Meeting”) of each Fund and of Columbia Funds Variable Series Trust II (the “Trust”), as a whole, will be held at 225 Franklin Street, Boston, MA 02110 (32nd Floor, Room 3200), at 10:00 a.m. (Eastern) on August 26, 2015. Columbia Management Investment Advisers, LLC (“Columbia Management”) serves as the investment manager to each of the Funds.

At the Meeting, shareholders of each Fund will be asked to:

Proposal	Funds Covered By Proposal
Approve a proposed amendment to the Investment Management Services Agreement between Columbia Funds Variable Series Trust II, on behalf of each Fund, and Columbia Management to provide for the payment of an investment advisory fee to Columbia Management for the portion of the assets of each Fund invested in certain securities and other instruments and assets other than shares of the Underlying Funds (the “Proposal”).	All of the Funds

Please take the time to read the enclosed Proxy Statement. It discusses the Proposal in more detail. If you were a shareholder of a Fund or held a Contract as of the close of business on June 26, 2015, you may submit your Voting Instruction Card(s) at the Meeting or at any adjournment of the Meeting on the Proposal. You are welcome to attend the Meeting in person. If you cannot attend in person to submit your Voting Instruction Card(s), please instruct your Participating Insurance Company by voting via mail, telephone or internet. Just follow the instructions on the enclosed Voting Instruction Cards. If you have questions, please call the Funds’ proxy solicitor toll free at 866-963-6128. It is important that you vote.

Your Board unanimously recommends that you instruct your Participating Insurance Company to vote FOR the Proposal in the Proxy Statement.

By order of the Board of Trustees,

Ryan C. Larrenaga, Secretary

Columbia Funds Variable Series Trust II

225 Franklin Street, Boston, Massachusetts 02110

Variable Portfolio – Aggressive Portfolio (the “Aggressive Portfolio”)

Variable Portfolio – Conservative Portfolio (the “Conservative Portfolio”)

Variable Portfolio – Moderate Portfolio (the “Moderate Portfolio”)

Variable Portfolio – Moderately Aggressive Portfolio (the “Moderately Aggressive Portfolio”)

Variable Portfolio – Moderately Conservative Portfolio (the “Moderately Conservative Portfolio”)

(each, a “Fund” and collectively, the “Funds”, and marketed as Portfolio Navigator Funds)

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

To be held on August 26, 2015

This Proxy Statement is furnished to you in connection with the solicitation of proxies by the board of trustees (the “Board”) of Columbia Funds Variable Series Trust II (the “Trust”) relating to a Special Meeting of Shareholders (the “Meeting”) of each Fund and of the Trust, as a whole, to be held at 225 Franklin Street, Boston, MA 02110 (32nd Floor, Room 3200), at 10:00 a.m. (Eastern) on August 26, 2015. It is expected that this Proxy Statement will be mailed to shareholders on or about July 15, 2015. Columbia Management Investment Advisers, LLC (“Columbia Management”) serves as the investment manager to each of the Funds.

The purpose of the Meeting is to ask Fund shareholders to:

Proposal	Fund Covered By Proposal
Approve a proposed amendment to the Investment Management Services Agreement between Columbia Funds Variable Series Trust II, on behalf of each Fund, and Columbia Management to provide for the payment of an investment advisory fee to Columbia Management for the portion of the assets of each Fund invested in certain securities and other instruments and assets other than shares of the Underlying Funds (the “Proposal”).	All of the Funds

Additional information about the Funds is available in their respective prospectus, statement of additional information and annual and semi-annual reports to shareholders. The Funds’ most recent annual and semi-annual reports previously have been mailed to shareholders. Additional copies of any of these documents are available without charge upon request by writing Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or by calling (800) 345-6611. All of these documents also are filed with the U.S. Securities and Exchange Commission (the “SEC”) and are available on the SEC’s website at www.sec.gov.

GENERAL OVERVIEW

Proposal: Approve an Amendment to the Investment Management Services Agreement

The shareholders of each of the Funds are being asked to approve a proposed amendment to the Investment Management Services Agreement (the “IMS Agreement”) between Columbia Funds Variable Series Trust II, on behalf of the Funds (the “Trust”), and Columbia Management Investment Advisers, LLC (“Columbia Management”) that adds an investment advisory fee payable by each of the Funds for investments in certain securities and other instruments and assets. The Funds were each originally intended as a “Fund-of-Funds”, meaning that it was contemplated that all of their assets would be invested in underlying funds advised by Columbia Management that pay an advisory fee to Columbia Management (“Underlying Funds”). Each of the Funds, since their inception, has invested exclusively in Underlying Funds. As part of a plan designed to increase the return potential of the Funds, the Funds have recently expanded their investment mandate to facilitate investment in a broader range of securities and other instruments and assets, including but not limited to, exchange traded funds that do not pay an advisory fee to Columbia Management, derivatives, individual securities and other instruments and assets (“Non-Underlying Fund Investments”), in addition to shares of the Underlying Funds.

The Funds do not currently pay Columbia Management a direct advisory fee under the current IMS Agreement. The proposed amendment, if approved, will add an investment advisory fee applicable to assets of a Fund invested in Non-Underlying Fund Investments.

Except for the proposed change to the investment advisory fee payable by a Fund on Fund investments in Non-Underlying Fund Investments, the IMS Agreement for the Funds will remain the same in all respects, including providing that no investment advisory fee is payable by the Funds with respect to investments in any Underlying Funds for which an investment advisory fee is separately paid to Columbia Management. An investment advisory fee will be added if the Proposal is approved for each Fund by its shareholders. However, overall Fund expenses will fluctuate depending primarily on the “acquired fund fees and expenses”, i.e., the fees and expenses attributable to the Fund’s investments in the Underlying Funds. For example, the overall expenses paid by a Fund may increase or decrease if the fees and expenses of the Underlying Funds increase or decrease as a result of the mix of investments made in such Underlying Funds, which will change over time. Assuming the Proposal had been in effect at the beginning of a Fund’s last fiscal year and that the Fund utilized the currently contemplated allocation between investments in Underlying Funds and Non-Underlying Fund Investments during the Fund’s last fiscal year, the Fund’s total annual operating expenses would not have increased as a result of the amendment to the IMS Agreement. See comparisons of the current and proposed investment advisory fee structure for each Fund, and gross and net expense ratios, that are included in the “Changes to Investment Advisory Fee Structure” later in this Proxy Statement.

Effectiveness of the Proposal

Approval of the Proposal by any Fund is not contingent on the approval of the Proposal by any other Fund.

PROPOSAL — APPROVE AN AMENDMENT TO THE INVESTMENT MANAGEMENT SERVICES AGREEMENT

All Funds

Background

The Board has unanimously approved an amendment to the IMS Agreement between Columbia Management and the Trust, on behalf of each of the Funds. Under the Investment Company Act of 1940, as amended (the 1940 Act), shareholder approval is required before any Fund can implement the proposed amendment. If shareholders of any Fund do not approve the proposed amendment, such Fund will continue operating pursuant to the IMS Agreement currently in effect without regard to the amendment. In such event, Columbia Management will review with the Board the feasibility of implementing the modifications to the Funds’ investment mandate discussed below.

The Funds, since their inception, have invested exclusively in shares of the Underlying Funds. In June 2015, the Board approved modifications to the Funds’ investment mandate to facilitate investment in Non-Underlying Fund Investments, in addition to shares of the Underlying Funds. Columbia Management and the Board believe that these modifications will facilitate each Fund’s ability to make tactical portfolio changes and better manage cash flows. Any Fund allocation of assets to Non-Underlying Fund Investments will result in a corresponding reduction in Fund assets that can be invested in the shares of the Underlying Funds. Columbia Management is not currently directly compensated for its investment advisory services to the Funds in connection with the Funds’ investments in the Underlying Funds, although it receives investment advisory fees for managing the respective assets of the Underlying Funds.

The proposed amendment, if approved, will add an investment advisory fee applicable to assets of a Fund invested in Non-Underlying Fund Investments. The proposed amendment to the IMS Agreement, while enhancing the Funds’ flexibility, will also bring the fee structure of the Funds into conformity with that of certain other similarly managed funds advised by Columbia Management that invest in these Non-Underlying Fund Investments.

More specifically, the proposed amendment to the IMS Agreement for each Fund would reflect a two-part advisory fee schedule comprised of (i) 0.00% on the Fund’s assets that are invested in Underlying Funds; and (ii) 0.66% on the first $0.5 billion gradually reducing to 0.49% on the Fund’s assets invested in Non-Underlying Fund Investments.

While the proposed amendment would add an investment advisory fee if the Proposal is approved for each Fund, overall Fund expenses will fluctuate depending primarily on the “acquired fund fees and expenses”, i.e., the fees and expenses attributable to the Fund’s investments in the Underlying Funds. For example, the overall expenses paid by a Fund may increase or decrease if the fees and expenses of the Underlying Funds increase or decrease as a result of the mix of investments made in such Underlying Funds, which will change over time. It is currently expected that each Fund will invest primarily in Underlying Funds, but the exact allocation of a Fund’s assets will vary from time to time based on market and other conditions or events. Assuming the Proposal had been in effect at the beginning of a Fund’s last fiscal year and that the Fund utilized the currently contemplated allocation between investments in Underlying Funds and Non-Underlying Fund Investments during the Fund’s last fiscal year, the Fund’s total annual operating expenses would not have increased as a result of the amendment to the IMS Agreement. See comparisons of the current and proposed investment advisory fee structure for each Fund, and gross and net expense ratios, that are included in the “Changes to Investment Advisory Fee Structure” later in this Proxy Statement.

The operations and the manner in which Columbia Management manages each Fund are not expected to change other than the enhanced flexibility of investing in Non-Underlying Fund Investments that Columbia Management seeks to implement within the Funds. More specifically, except for the proposed change to the investment advisory fee payable by a Fund on Fund investments in Non-Underlying Fund Investments, the IMS Agreement for the Funds will remain the same in all respects, including that no investment advisory fees will be payable directly by a Fund with respect to investments in Underlying Funds, since these Underlying Funds themselves pay an investment advisory fee to Columbia Management.

A description of key terms and provisions of the IMS Agreement follows. Additional details about the effects of the proposed amendment on the Funds’ fee rates are set forth under “Changes to Investment Advisory Fee Structure” and “Board Considerations” below. Additional information about Columbia Management is provided in Appendix A. A list of comparable funds for which Columbia Management serves as investment adviser is provided in Appendix B.

Description of IMS Agreement

The current IMS Agreement is dated as of March 1, 2011 and was last approved by shareholders of the Funds at a joint special meeting of such shareholders that was held on February 15, 2011.

The IMS Agreement generally provides that, subject to oversight by the Board and the authorized officers of the Trust, Columbia Management agrees to: continuously furnish the Funds with investment advice; to determine, consistent with each Fund’s investment objectives, strategies and policies as from time to time set forth in its then-current prospectus or statement of additional information, or as otherwise established by the Board, which investments, in Columbia Management’s discretion, shall be purchased, held or sold, and to execute or cause the execution of purchase or sell orders; to recommend changes to investment objectives, strategies and policies to the Board, as Columbia Management deems appropriate; to perform investment research and prepare and make available to the Funds research and statistical data in connection therewith; and to furnish all other services of whatever nature that Columbia Management from time to time reasonably determines to be necessary or useful in connection with the investment management of the Funds.

Under the IMS Agreement, Columbia Management, in executing portfolio transactions and selecting brokers or dealers for a Fund, agrees to seek to obtain best execution. Columbia Management may consider not only available prices (including commissions or mark-up), but also other relevant factors, such as, without limitation, the characteristics of the security being traded, the size and difficulty of the transaction, the execution, clearance and settlement capabilities as well as the reputation, reliability, and financial soundness of the broker-dealer selected, the broker-dealer’s risk in positioning a block of securities, the broker-dealer’s execution service rendered on a continuing basis and in other transactions, the broker-dealer’s expertise in particular markets, and the broker-dealer’s ability to provide research services. To the extent permitted by law, and consistent with its obligation to seek best execution, Columbia Management may, except where otherwise directed by the Board, execute transactions or pay a broker-dealer a commission or markup in excess of that which another broker-dealer might have charged for executing a transaction provided that Columbia Management determines, in good faith that the execution is appropriate or the commission or markup is reasonable in relation to the value of the brokerage and/or research services provided, viewed in terms of either that particular transaction or Columbia Management’s overall responsibilities with respect to the Fund and other clients for which it acts as investment adviser. Columbia Management shall not consider the sale or promotion of shares of the Funds, or other affiliate products, in the selection of broker-dealers through which transactions are executed.

The IMS Agreement contemplates the engagement by Columbia Management of subadvisers for the Funds, and provides that Columbia Management may subcontract and pay for certain of the services described under the IMS Agreement, with the further understanding that the quality and level of services required to be provided under the agreement will not be diminished thereby and with the understanding that Columbia Management will obtain the approval of the Board and/or a Fund’s shareholders as required by applicable law, rules, regulations promulgated thereunder, the terms of the IMS Agreement, resolutions of the Board and Columbia Management’s commitments. At present, there are no sub-advisers retained for the Funds.

The IMS Agreement also contemplates that Columbia Management will provide support as required or requested by the Board with respect to voting proxies solicited by or with respect to the issuers of securities owned by a Fund. The IMS Agreement also contemplates that Columbia Management may vote proxies and provide or withhold consents as directed by the Board from time to time.

The IMS Agreement generally requires that all information provided by a Fund to Columbia Management and vice versa be treated as confidential and non-disclosable to unaffiliated third parties except under limited circumstances. The IMS Agreement also generally requires books and records to be maintained by Columbia Management on behalf of a Fund.

In June 2015, the Board approved combining the Trust’s Administrative Services Agreement with the IMS Agreement, with the combination of the two agreements resulting in a single agreement (the “Combined IMS/Administrative Agreement”) to become effective on May 1, 2016. As a result of this combination, effective May 1, 2016, the Fund’s management fees will reflect the combined then-current advisory fees and administrative service fees under the two agreements as of such date. More specifically, if shareholders approve the amendment to the IMS Agreement, the Combined IMS/Administrative Agreement (when it becomes effective) will include the advisory fee on the portion of assets of each Fund invested in Non-Underlying Fund Investments. In the event the shareholders do not approve the amendment to the IMS Agreement, the Combined IMS/Administrative Agreement (when it becomes effective) will not reflect an advisory fee on any portion of assets of each Fund invested in Non-Underlying Fund Investments.

Fees

As described above, the Funds do not currently pay Columbia Management a direct advisory fee under the current IMS Agreement, but Columbia Management receives an advisory fee for managing the assets of the Underlying Funds. The amounts that would have been paid by each Fund if the proposed advisory fee rate had been in effect for the last fiscal year are described in the “Changes to Investment Advisory Fee Structure” section below, along with information about the current and proposed advisory fee rates for each Fund. The current and proposed fee and expense tables for each Fund are described in the “Comparison of Current and Proposed Annual Operating Expenses of the Funds” section later in this Proxy Statement.

Columbia Management is solely responsible for compensating any subadviser(s) for performing any of the duties delegated to them. Currently, Columbia Management has not engaged any subadvisers to provide advisory services directly to the Funds.

Payment of Expenses

The IMS Agreement requires Columbia Management to furnish at its expense the office space, supplies, equipment, clerical help and other personnel and services required to render its investment management services and to pay the compensation of the trustees or officers of the Trust who are directors, officers, or employees of Columbia Management (except to the extent that the Board specifically approves the payment by the Fund of all or a portion of such compensation). The IMS Agreement specifically provides that, except to the extent expressly assumed by Columbia Management, and except to the extent required by law to be paid or reimbursed by Columbia Management, Columbia Management will have no duty to pay any Fund operating expenses incurred in the organization and operation of the Fund.

Limits of Liability

Under the IMS Agreement, and subject to U.S. federal securities laws, neither Columbia Management nor any of its directors, officers, partners, principals,

employees or agents will be liable for any acts or omissions or for any loss suffered by a Fund or the Fund’s shareholders or creditors, except for a loss resulting from willful misfeasance, bad faith or negligence on its part in the performance of its duties under the IMS Agreement or reckless disregard of its obligations or duties under the IMS Agreement.

Changes to Investment Advisory Fee Structure

The Board has approved, and recommends that shareholders of each Fund approve, an amendment to the IMS Agreement between Columbia Management and the Trust, on behalf of the Funds, that would add a new direct investment advisory fee payable by each Fund. Except for the proposed investment advisory fee, the IMS Agreement will remain the same in all respects.

The Funds, since their inception, have invested exclusively in shares of the Underlying Funds. In June 2015, the Board approved modifications to the Funds’ investment mandate to facilitate investment in Non-Underlying Fund Investments, in addition to shares of the Underlying Funds. The proposed amendment, if approved, will add an investment advisory fee applicable to assets of a Fund invested in Non-Underlying Fund Investments.

The proposed amendment to the IMS Agreement for each Fund would reflect a two-part advisory fee schedule comprised of (i) 0.00% on the Fund’s assets that are invested in Underlying Funds; and (ii) 0.66% on the first $0.5 billion gradually reducing to 0.49% on the Fund’s assets invested in Non-Underlying Fund Investments. It is currently expected that each Fund will invest primarily in Underlying Funds, but the exact allocation of a Fund’s assets will vary from time to time based on market and other conditions or events.

Comparison of Current and Proposed Annual Operating Expenses of the Funds

The tables below compare each Fund’s annual operating expenses for the fiscal year ended December 31, 2014 to the Fund’s pro forma expenses, assuming the Proposal had been approved by the Fund’s shareholders at the beginning of that fiscal year. The pro forma expenses show what the Fund’s expenses would have been for the prior fiscal year if the Proposal had been in effect.

Aggressive Portfolio

	Class 2			Class 4
	Current	Proposed*		Current	Proposed*
Management Fees	0.00%	0.02	%***	0.00%	0.02	%***
Distribution and/or Service (Rule 12b-1) Fees	0.25%	0.25%		0.25%	0.25%
Other Expenses**	0.03%	0.03%		0.03%	0.03%
Acquired fund fees and expenses	0.80%	0.78%		0.80%	0.78%
Total Annual Fund Operating Expenses	1.08%	1.08%		1.08%	1.08%

*	The proposed figures assume that the Fund invests 97.5% of its net assets in Underlying Funds, and 2.5% of its net assets in Non-Underlying Fund Investments. This allocation represents the currently contemplated allocation between investments in Underlying Funds and Non-Underlying Fund Investments. The amount of Fund assets invested in Underlying Funds and Non-Underlying Fund Investments will vary from time to time based on market and other conditions or events.
**	Under the Trust’s Administrative Services Agreement, the Fund currently pays a 0.02% administrative services fee, with such 0.02% being reflected in “Other Expenses” under both the “Current” expenses and the “Proposed” expenses. In June 2015, the Board approved an amendment to the Administrative Services Agreement, effective September 1, 2015, to revise the administrative fee schedule to include a higher administrative services fee on assets invested in Non-Underlying Fund Investments of 0.06% on the first $0.5 billion gradually reducing to 0.03%. The revised administrative fee schedule is accounted for in “Other Expenses” under the “Proposed” expenses.
***	Effective May 1, 2016, the Fund’s aggregate management fee will be higher than the management fee shown in the table above because of the combination of the IMS Agreement and the Administrative Services Agreement, as described in the “Description of IMS Agreement” section above.

Expense example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		1 Year	3 Years	5 Years	10 Years
Class 2	Current (whether or not shares are redeemed)	$110	$343	$595	$1,317
	Proposed (whether or not shares are redeemed)	$110	$343	$595	$1,317
Class 4	Current (whether or not shares are redeemed)	$110	$343	$595	$1,317
	Proposed (whether or not shares are redeemed)	$110	$343	$595	$1,317

Conservative Portfolio

	Class 2			Class 4
	Current	Proposed*		Current	Proposed*
Management Fees	0.00%	0.02	%***	0.00%	0.02	%***
Distribution and/or Service (Rule 12b-1) Fees	0.25%	0.25%		0.25%	0.25%
Other Expenses**	0.03%	0.03%		0.03%	0.03%
Acquired fund fees and expenses	0.60%	0.58%		0.60%	0.58%
Total Annual Fund Operating Expenses	0.88%	0.88%		0.88%	0.88%

*	The proposed figures assume that the Fund invests 97.5% of its net assets in Underlying Funds, and 2.5% of its net assets in Non-Underlying Fund Investments. This allocation represents the currently contemplated allocation between investments in Underlying Funds and Non-Underlying Fund Investments. The amount of Fund assets invested in Underlying Funds and Non-Underlying Fund Investments will vary from time to time based on market and other conditions or events.
**	Under the Trust’s Administrative Services Agreement, the Fund currently pays a 0.02% administrative services fee, with such 0.02% being reflected in “Other Expenses” under both the “Current” expenses and the “Proposed” expenses. In June 2015, the Board approved an amendment to the Administrative Services Agreement, effective September 1, 2015, to revise the administrative fee schedule to include a higher administrative services fee on assets invested in Non-Underlying Fund Investments of 0.06% on the first $0.5 billion gradually reducing to 0.03%. The revised administrative fee schedule is accounted for in “Other Expenses” under the “Proposed” expenses.

***	Effective May 1, 2016, the Fund’s aggregate management fee will be higher than the management fee shown in the table above because of the combination of the IMS Agreement and the Administrative Services Agreement, as described in the “Description of IMS Agreement” section above.

Expense example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		1 Year	3 Years	5 Years	10 Years
Class 2	Current (whether or not shares are redeemed)	$90	$281	$488	$1,084
	Proposed (whether or not shares are redeemed)	$90	$281	$488	$1,084
Class 4	Current (whether or not shares are redeemed)	$90	$281	$488	$1,084
	Proposed (whether or not shares are redeemed)	$90	$281	$488	$1,084

Moderate Portfolio

	Class 2			Class 4
	Current	Proposed*		Current	Proposed*
Management Fees	0.00%	0.02	%***	0.00%	0.02	%***
Distribution and/or Service (Rule 12b-1) Fees	0.25%	0.25%		0.25%	0.25%
Other Expenses**	0.02%	0.02%		0.02%	0.02%
Acquired fund fees and expenses	0.71%	0.69%		0.71%	0.69%
Total Annual Fund Operating Expenses	0.98%	0.98%		0.98%	0.98%

*	The proposed figures assume that the Fund invests 97.5% of its net assets in Underlying Funds, and 2.5% of its net assets in Non-Underlying Fund Investments. This allocation represents the currently contemplated allocation between investments in Underlying Funds and Non-Underlying Fund Investments. The amount of Fund assets invested in Underlying Funds and Non-Underlying Fund Investments will vary from time to time based on market and other conditions or events.
**	Under the Trust’s Administrative Services Agreement, the Fund currently pays a 0.02% administrative services fee, with such 0.02% being reflected in “Other Expenses” under both the “Current” expenses and the “Proposed” expenses. In June 2015, the Board approved an amendment to the Administrative Services Agreement, effective September 1, 2015, to revise the administrative fee schedule to include a higher administrative services fee on assets invested in Non-Underlying Fund Investments of 0.06% on the first $0.5 billion gradually reducing to 0.03%. The revised administrative fee schedule is accounted for in “Other Expenses” under the “Proposed” expenses.
***	Effective May 1, 2016, the Fund’s aggregate management fee will be higher than the management fee shown in the table above because of the combination of the IMS Agreement and the Administrative Services Agreement, as described in the “Description of IMS Agreement” section above.

Expense example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		1 Year	3 Years	5 Years	10 Years
Class 2	Current (whether or not shares are redeemed)	$100	$312	$542	$1,201
	Proposed (whether or not shares are redeemed)	$100	$312	$542	$1,201
Class 4	Current (whether or not shares are redeemed)	$100	$312	$542	$1,201
	Proposed (whether or not shares are redeemed)	$100	$312	$542	$1,201

Moderately Aggressive Portfolio

	Class 2			Class 4
	Current	Proposed*		Current	Proposed*
Management Fees	0.00%	0.02	%***	0.00%	0.02	%***
Distribution and/or Service (Rule 12b-1) Fees	0.25%	0.25%		0.25%	0.25%
Other Expenses**	0.02%	0.02%		0.02%	0.02%
Acquired fund fees and expenses	0.75%	0.73%		0.75%	0.73%
Total Annual Fund Operating Expenses	1.02%	1.02%		1.02%	1.02%

*	The proposed figures assume that the Fund invests 97.5% of its net assets in Underlying Funds, and 2.5% of its net assets in Non-Underlying Fund Investments. This allocation represents the currently contemplated allocation between investments in Underlying Funds and Non-Underlying Fund Investments. The amount of Fund assets invested in Underlying Funds and Non-Underlying Fund Investments will vary from time to time based on market and other conditions or events.
**	Under the Trust’s Administrative Services Agreement, the Fund currently pays a 0.02% administrative services fee, with such 0.02% being reflected in “Other Expenses” under both the “Current” expenses and the “Proposed” expenses. In June 2015, the Board approved an amendment to the Administrative Services Agreement, effective September 1, 2015, to revise the administrative fee schedule to include a higher administrative services fee on assets invested in Non-Underlying Fund Investments of 0.06% on the first $0.5 billion gradually reducing to 0.03%. The revised administrative fee schedule is accounted for in “Other Expenses” under the “Proposed” expenses.
***	Effective May 1, 2016, the Fund’s aggregate management fee will be higher than the management fee shown in the table above because of the combination of the IMS Agreement and the Administrative Services Agreement, as described in the “Description of IMS Agreement” section above.

Expense example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		1 Year	3 Years	5 Years	10 Years
Class 2	Current (whether or not shares are redeemed)	$104	$325	$563	$1,248
	Proposed (whether or not shares are redeemed)	$104	$325	$563	$1,248
Class 4	Current (whether or not shares are redeemed)	$104	$325	$563	$1,248
	Proposed (whether or not shares are redeemed)	$104	$325	$563	$1,248

Moderately Conservative Portfolio

	Class 2			Class 4
	Current	Proposed*		Current	Proposed*
Management Fees	0.00%	0.02	%***	0.00%	0.02	%***
Distribution and/or Service (Rule 12b-1) Fees	0.25%	0.25%		0.25%	0.25%
Other Expenses**	0.03%	0.03%		0.03%	0.03%
Acquired fund fees and expenses	0.67%	0.65%		0.67%	0.65%
Total Annual Fund Operating Expenses	0.95%	0.95%		0.95%	0.95%

*	The proposed figures assume that the Fund invests 97.5% of its net assets in Underlying Funds, and 2.5% of its net assets in Non-Underlying Fund Investments. This allocation represents the currently contemplated allocation between investments in Underlying Funds and Non-Underlying Fund Investments. The amount of Fund assets invested in Underlying Funds and Non-Underlying Fund Investments will vary from time to time based on market and other conditions or events.
**	Under the Trust’s Administrative Services Agreement, the Fund currently pays a 0.02% administrative services fee, with such 0.02% being reflected in “Other Expenses” under both the “Current” expenses and the “Proposed” expenses. In June 2015, the Board approved an amendment to the Administrative Services Agreement, effective September 1, 2015, to revise the administrative fee schedule to include a higher administrative services fee on assets invested in Non-Underlying Fund Investments of 0.06% on the first $0.5 billion gradually reducing to 0.03%. The revised administrative fee schedule is accounted for in “Other Expenses” under the “Proposed” expenses.
***	Effective May 1, 2016, the Fund’s aggregate management fee will be higher than the management fee shown in the table above because of the combination of the IMS Agreement and the Administrative Services Agreement, as described in the “Description of IMS Agreement” section above.

Expense example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		1 Year	3 Years	5 Years	10 Years
Class 2	Current (whether or not shares are redeemed)	$97	$303	$525	$1,166
	Proposed (whether or not shares are redeemed)	$97	$303	$525	$1,166
Class 4	Current (whether or not shares are redeemed)	$97	$303	$525	$1,166
	Proposed (whether or not shares are redeemed)	$97	$303	$525	$1,166

Comparison of Current and Proposed Advisory Fees

The Funds do not pay Columbia Management a direct advisory fee under the current IMS Agreement. The amounts that would have been paid by each Fund if the proposed fee had been in effect for the last fiscal year are set forth in the table below. The advisory fees indicated below that would have been paid under the proposed advisory fee schedule assume that each Fund’s assets (using the average net assets of a Fund during its last fiscal year) are allocated throughout the last fiscal year using the currently contemplated allocations between investments in Underlying Funds and Non-Underlying Fund Investments for each Fund.

Fund Name	Column 1: Advisory Fees Paid During the Most Recently Completed Fiscal Year	Column 2: Advisory Fees that Would Have Been Paid During the Most Recently Completed Fiscal Year Under Proposed Advisory Fee Schedule*	Column 3: Difference between Column 1 and Column 2 (% Increase)
Aggressive Portfolio	$0	$572,839	—
Conservative Portfolio	$0	$313,296	—
Moderate Portfolio	$0	$3,732,008	—
Moderately Aggressive Portfolio	$0	$2,009,658	—
Moderately Conservative Portfolio	$0	$828,342	—

*	The advisory fees that would have been paid during the most recently completed fiscal year assume that each Fund invested 97.5% of its net assets in Underlying Funds, and 2.5% of its net assets in Non-Underlying Fund Investments, which is the currently contemplated allocation between such investments for each Fund. While Columbia Management would earn direct advisory fees at the Fund level as a result of the 2.5% allocation to Non-Underlying Fund Investments (as noted in the table), the corresponding decrease by the Funds from a 100% to a 97.5% allocation to Underlying Funds would result in a reduction of indirect advisory fees received by Columbia Management at the Underlying Fund level in the amount of $591,598 for the Aggressive Portfolio, $234,365 for the Conservative Portfolio, $3,369,863 for the Moderate Portfolio, $1,930,235 for the Moderately Aggressive Portfolio, and $680,046 for the Moderately Conservative Portfolio.

The following table shows the fees paid by each Fund to Columbia Management, an affiliated person of Columbia Management, and/or an affiliated person of such affiliated person of Columbia Management (together with any affiliated person of Columbia Management, the “Affiliates”) at the end of each Fund’s last fiscal year:

Fund	Gross Investment Advisory Fees Paid to Columbia Management and/or its Affiliates ($)	Net Administrative Fees Paid to Columbia Management and/or its Affiliates ($)	Net Distribution and/or Service Fees Paid to Columbia Management and/or its Affiliates ($)	Net Transfer Agency Fees Paid to Columbia Management and/or its Affiliates ($)
Aggressive Portfolio	$0	$694,114.43	$8,677,126.96	$0
Conservative Portfolio	$0	$379,532.91	$4,744,542.89	$0
Moderate Portfolio	$0	$4,560,860.01	$57,015,329.31	$0
Moderately Aggressive Portfolio	$0	$2,435,033.98	$30,440,367.98	$0
Moderately Conservative Portfolio	$0	$1,003,697.28	$12,547,223.47	$0

Board Considerations

In June 2015, the Board unanimously approved the proposed amendment to the IMS Agreement on behalf of the Funds, subject to shareholder approval. The Board, including the trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”), requested and evaluated materials from, and were provided materials and information regarding the IMS Agreement and the proposed amendment by, Columbia Management.

The Board considered all materials that it, its legal counsel or Columbia Management believed reasonably necessary to evaluate and to determine whether to approve the amendment to the IMS Agreement. In this regard, the Board considered, among other factors, the following specific factors relating to the proposed amendment in recommending approval and approving the amendment to the IMS Agreement, subject to shareholder approval, for each Fund:

•

The expected benefits of affording Columbia Management, the Funds’ investment manager, the enhanced flexibility to employ an expanded investment mandate covering Non-Underlying Fund Investments, as described above for each Fund, and Columbia Management’s capabilities in connection therewith;

•	The relevant terms and conditions of the IMS Agreement, including the proposed new advisory fee schedule applicable to Non-Underlying Fund Investments for each Fund;

•

The minimal expected impact of the proposed investment advisory fee rates on each Fund’s total expense ratio; in particular, that the total expense ratio as of December 31, 2014 (adjusted on a pro forma basis to reflect the implementation of the amendment) for each Fund was not expected to increase. In this regard, the Board observed that the current total expense ratio for each Fund is in line with the median ratio of a comparable peer universe of mutual funds;

•

The Board’s objective of implementing a rationale pricing model applied with general consistency across the Columbia Fund complex. In this regard, the Board accorded particular weight to the fact that the proposed fee schedule for the Funds was identical, or similar, to the fee rates applicable to other Columbia Funds-of-Funds that also invest in Non-Underlying Fund Investments; and

•	That Columbia Management, and not any Fund, would bear the costs of obtaining the necessary shareholder approvals of the amendment to the IMS Agreement.

In addition, in deciding to approve the amendment to the IMS Agreement, the Board considered the factors and conclusions described below, as they related to the Funds, that led the Board to approve earlier in the June meeting the renewal of the IMS Agreement for each Fund in June 2015 (for a period expiring on May 1, 2016).

In considering the renewal of the IMS Agreement for each Fund at the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement for each Fund. As described above, the Board also approved the Combined IMS/Administrative Agreement for each Fund.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the Global Asset Allocation team and other leadership changes in the Columbia Management investment department. The Independent Trustees also took into account the Global Asset Management Initiative’s facilitation of greater collaboration across Columbia Threadneedle, and the restructuring of the risk management department with new U.S. leadership of investment risk. The Independent Trustees also noted the information they received concerning Columbia Management’s ability to retain its key portfolio management personnel.

In evaluating the quality of services provided under the IMS Agreement and Administrative Services Agreement, as applicable to each Fund, the Independent Trustees also took into account the organization and strength of the compliance programs of each Fund and each Fund’s service providers. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement, the Administrative Services Agreement and each Fund’s other services agreements with affiliates of Ameriprise Financial, Inc. (Ameriprise Financial), observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to each Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of each Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of each Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of each Fund. The Board observed that each Fund generally underperformed its benchmark during various periods, but noted that appropriate steps (such as changes to the portfolio management team and a modified investment approach) had recently been taken to help improve the Fund’s performance.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management and its Affiliates from their Relationships with the Funds

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of each Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). The Board noted the rationale for according weight to each Fund’s direct expenses, as opposed to its total expense ratios, which also include indirect expenses (i.e., the expenses incurred by the Underlying Funds in which each Fund invests). In this regard, the Board noted that each Fund’s direct and indirect total expense ratios are below the median ratio for each Fund’s peer universe. It was observed that a proposal concerning the Funds’ fee structure is expected to be considered later on in the Board meeting (and which is subject to shareholder approval) which, if adopted, would result in each Fund paying an investment advisory fee to Columbia Management for the portion of assets of each Fund invested in Non-Underlying Fund Investments. The Board further observed that even if implemented, the modified fee structure is not expected to result in any material increase in expense ratios for the Funds (including direct and indirect expenses). Based on its review, the Board concluded that each Fund’s fee was fair and reasonable in light of the extent and quality of services that the Funds receive.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management and administrative services to each of the Funds. In this regard, the Board referred to a detailed profitability report that discussed the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that: (i) a report provided to the Board by an independent consulting firm, JDL Consultants, LLC, concluded that 2014 profitability was reasonable; (ii) 2014 profitability only moderately exceeded 2013 levels; and (iii) 2014 profitability is in line with profitability levels of industry competitors. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by each Fund should permit Columbia Management to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

Given that the Funds do not currently pay any advisory fees, the Board determined not to accord weight to the lack of any material economies of scale associated with the growth of each of the Funds.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management and administrative service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 17, 2015, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Conclusion

Based on all of the foregoing, the Board concluded that the amendment to the IMS Agreement for each Fund was acceptable. Accordingly, the Board unanimously approved the amendment to the IMS Agreement with respect to each Fund, subject to shareholder approval, and unanimously recommends that shareholders of each Fund instruct the Participating Insurance Company to vote “FOR” the approval of the Proposal.

If shareholders of a Fund approve the amendment to the IMS Agreement, the amendment will take effect for the Fund shortly after the Meeting. If shareholders of any Fund do not approve the proposed amendment, such Fund will continue to operate pursuant to the IMS Agreement currently in effect without regard to the amendment. In such event, Columbia Management will review with the Board the feasibility of implementing the modifications to the Funds’ investment mandate discussed above.

Required Vote and Recommendation

For each Fund, approval of the amendment to the IMS Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of such Fund or (ii) 67% or more of the outstanding voting securities of the Fund present at the Meeting if more than 50% of the outstanding voting securities of the Fund are present at the Meeting in person or represented by proxy. All shares of a Fund vote together as a single class on the Proposal. Each Fund’s shareholders vote separately from each other Fund’s shareholders on the Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS

INSTRUCT THE PARTICIPATING INSURANCE COMPANY TO

VOTE FOR THE APPROVAL OF THE PROPOSED AMENDMENT TO

THE IMS AGREEMENT.

PROXY VOTING AND SHAREHOLDER MEETING INFORMATION

Proxy Solicitation

If you properly authorize your proxy through the internet or telephonically, or by executing and returning the enclosed Voting Instruction Cards, and your proxy is not subsequently revoked, your votes will be cast at the Meeting. If you give instructions, your votes will be cast in accordance with your instructions. If you return your signed Voting Instruction Cards without instructions, your votes will be cast FOR the approval of the proposed amendment to the IMS Agreement between Columbia Funds Variable Series Trust II, on behalf of a Fund, and Columbia Management. Your votes will be cast in the discretion of the proxy holders on any other matter that may properly come before the Meeting, including, but not limited to, proposing and/or voting on the adjournment and/or postponement of the Meeting with respect to the Proposal in the event that a quorum is not obtained and/or sufficient votes in favor of the Proposal are not received. Approval of the Proposal by a Fund is not contingent on the approval of the Proposal by any other Fund.

Revocation of Proxies

If you execute and submit a proxy, you may revoke that proxy or change it by written notice to the Funds’ proxy solicitor at Computershare Fund Services, c/o Operation Department, 280 Oser Avenue, Hauppauge, NY 11788, by submitting a subsequently executed and dated Voting Instruction Cards, by authorizing your proxy by telephone or internet, or by attending the Meeting and submitting your Voting Instruction Card in person, or as otherwise permitted. Attending the Meeting in person will not automatically revoke your prior proxy. If you intend to submit your Voting Instruction Card in person at the Meeting, please call 866-963-6128 to obtain important information regarding your attendance at the Meeting, including directions.

Quorum and Methods of Tabulation

For each Fund, ten percent (10.0%) of the shares of a Fund entitled to vote, present in person or by proxy, constitutes a quorum of such Fund. Abstentions will be treated as present for purposes of determining a quorum. A quorum of each Fund is required to take action on the Proposal.

In the event that a quorum of shareholders of a Fund is not present at the Meeting or, even if such a quorum is so present, in the event that sufficient votes in favor of the Proposal are not received and tabulated prior to the time the Meeting is called to order, the Meeting may be adjourned and/or postponed with respect to one or more Funds or the Trust and/or with respect to the Proposal by the vote of a majority of the shares represented at the Meeting, either in person or by proxy, and further solicitations may be made.

Shareholders of record of each Fund at the close of business on June 26, 2015 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. The number of outstanding shares of each class of shares of each Fund held on the Record Date is listed in Appendix C. Shareholders of the Funds are entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) and each fractional dollar amount is entitled to a proportionate fractional vote.

Required Vote

For each Fund, approval of the Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of the Fund or (ii) 67% or more of the outstanding voting securities of the Fund that are present at the Meeting if more than 50% of the outstanding voting securities of such Fund are present at the Meeting in person or represented by proxy. All shares of a Fund vote together as a single class on the Proposal, and each Fund’s shareholders vote separately from shareholders of other Funds that are voting on the same Proposal. Shares held by a Participating Insurance Company will be voted in the same proportion as votes cast by shareholders, and due to proportional voting, a small number of Participating Insurance Companies may determine the outcome of the Proposal.

Effect of Abstentions

For all matters to be voted upon, an abstention will not be considered a vote cast; however, an abstention will be counted for purposes of attaining a quorum. Abstentions will have the same effect as a vote against the Proposal.

OTHER INFORMATION

Current Service Providers

Columbia Management, located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the investment manager and administrator of the Funds. Columbia Management Investment Distributors, Inc., also located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the principal underwriter of the Funds. The Funds paid no commissions to any affiliated brokers during each Fund’s most recent fiscal year.

Other Matters to Come Before the Meeting

Columbia Management does not know of any matters to be presented at the Meeting other than the Proposal described in this Proxy Statement. If other business should properly come before the Meeting, the persons named as proxies will vote thereon in accordance with their best judgment.

The Trust does not regularly hold annual shareholder meetings, but may from time to time schedule special meetings. In accordance with the regulations of the SEC, in order to be eligible for inclusion in the Trust’s proxy statement for such a meeting, a shareholder proposal must be received a reasonable time before the Trust prints and mails its proxy statement.

Principal Shareholders

Appendix D to this Proxy Statement lists the persons that, to the knowledge of the Funds, owned beneficially 5% or more of the outstanding shares of any class of any Fund as of the Record Date. A shareholder who owns beneficially, directly or indirectly, more than 25% of any Fund’s voting securities is presumed to be a “control person” (as defined in the 1940 Act) of such Fund. The Trustees and officers of the Trusts, in the aggregate, owned less than 1% of each class of each Fund’s outstanding shares as of the Record Date.

Expenses and Solicitation Activities

For the Funds, the expenses incurred in connection with the solicitation of proxies for the Meeting, including preparation, filing, printing, mailing and solicitation expenses, legal fees, out-of-pocket expenses and expenses of any proxy solicitation firm, will be paid separately by Columbia Management or an affiliated company and not by the Funds. In addition to the use of the mails, proxies may be solicited personally or via facsimile, telephone or the Internet by trustees, officers and employees of the Trusts, Columbia Management and Columbia Management Investment Distributors, Inc. The Funds have engaged Computershare Fund Services to assist in soliciting at an estimated cost of approximately $310,000, all of which will be paid by Columbia Management or an affiliated company on behalf of the Funds. The agreement with Computershare provides for indemnification of Computershare in certain circumstances and requires Computershare to keep certain information confidential.

Proxy Statement Delivery

“Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of the Funds who share a common address and who have not opted out of the householding process should receive a single copy of the Proxy Statement together with one Voting Instruction Cards or Voting Instruction Card, as applicable, for each account. If you received more than one copy of the Proxy Statement, you may elect to household in the future; if you received a single copy of the Proxy Statement, you may opt out of householding in the future. In any event, you can obtain an additional copy of this Proxy Statement or ask questions about this Proxy Statement by calling the Participating Insurance Company that issued your Contract or contact Computershare at 866-963-6128.

Shareholder Reports

The Funds’ most recent semi-annual and annual reports previously have been mailed to shareholders. Each Fund will furnish, without charge, a copy of its most recent annual report and its most recent semiannual report subsequent to such annual report, to its shareholders on request. Additional copies of any of these documents are available by writing Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or by calling (800) 345-6611. All of these documents also are filed with the SEC and are available on the SEC’s website at www.sec.gov.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTION CARD IS REQUESTED. A PRE-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, AND TELEPHONE AND INTERNET VOTING IS AVAILABLE.

By order of the Board of Trustees,

Ryan C. Larrenaga, Secretary

It is important that you submit your voting instructions promptly. All Contract Owners are urged to submit their voting instructions as soon as possible by accessing the Internet site listed on the enclosed Voting Instruction Card, by calling the toll-free number listed on the enclosed Voting Instruction Card, or by mailing the enclosed Voting Instruction Card in the enclosed return envelope, which requires no postage if mailed in the United States. To enter the Meeting, you will need proof of ownership of the shares of the relevant Fund, such as your Voting Instruction Card (or a copy thereof).

APPENDIX A

More Information About Columbia Management

Executive Officers and Directors of Columbia Management

Columbia Management is a wholly owned subsidiary of Ameriprise Financial, Inc. The principal offices of Ameriprise Financial, Inc. are located at 1099 Ameriprise Financial Center, Minneapolis, MN 55474. The following is a current list of executive officers and directors of Columbia Management, and their current position(s) with the Trust, if any:

Name and Address	Position(s) with Columbia Management and Principal Occupation(s)	Position(s) with the Trust
Lee. A. Faria 225 Franklin Street Boston, MA 02110	Vice President and Chief Compliance Officer	None

Paul B. Goucher 100 Park Avenue New York, NY 10017	Vice President, Chief Legal Officer and Assistant Secretary	Senior Vice President, Chief Legal Officer and Assistant Secretary

Stephen J. Harasimowicz 225 Franklin Street Boston, MA 02110	Senior Vice President and Global Head of Trading	None

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474	Managing Director and Chief Operating Officer	Vice President

Jeffrey L. Knight 225 Franklin Street Boston, MA 02110	Managing Director, Global Head of Investment Solutions and Head of Global Asset Allocation	None

Joseph D. Kringdon 225 Franklin Street Boston, MA 02110	Director, Managing Director and Head of Intermediary Distribution	None

William J. Landes, Ph. D. 225 Franklin Street Boston, MA 02110	Senior Vice President, Deputy Head of Global Investment Solutions, and Head of Alternatives	None

Colin J. Lundgren 5228 Ameriprise Financial Center Minneapolis, MN 55474	Managing Director and Head of Fixed Income	None

Robert K. McConnaughey 225 Franklin Street Boston, MA 02110	Managing Director and Global Head of Research	None

Brian J. McGrane 5228 Ameriprise Financial Center Minneapolis, MN 55474	Director, Executive Vice President and Chief Financial Officer	None

Melda Mergen 225 Franklin Street Boston, MA 02110	Director of U.S. Equity Investments	None

Colin Moore 225 Franklin Street Boston, MA 02110	Director, Executive Vice President and Global Chief Investment Officer	Senior Vice President

A-1

Name and Address	Position(s) with Columbia Management and Principal Occupation(s)	Position(s) with the Trust
Jeffrey F. Peters 225 Franklin Street Boston, MA 02110	Director, Managing Director and Head of Global Institutional Distribution	None

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474	Senior Vice President, Head of Global Asset Management Legal, and Assistant Secretary	None

William F. “Ted” Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474	President and Chairman of the Board*	Trustee and Senior Vice President

Amy L. Unckless 225 Franklin Street Boston, MA 02110	Director, Managing Director and Head of Private Wealth Management and Investment Only	None

*	Mr. Truscott is also Chief Executive Officer – Global Asset Management of Ameriprise Financial, Inc. and Chairman of the Board and Chief Executive Officer of Columbia Management Investment Distributors, Inc.

A-2

APPENDIX B

Comparable Funds for Which Columbia Management Serves as Investment Adviser

Columbia Management currently manages certain funds with investment objectives that are similar to those of the Funds. The table below identifies each such fund, its net assets as of December 31, 2014, and Columbia Management’s investment advisory fee rate with respect to that fund. These funds, like the Funds, will in the future have combined advisory fees and administrative services fees. The combination of such fees is not reflected in the table below.

Portfolios	Comparable Fund(s)	Comparable Fund Assets as of 12/31/2014 (in Millions)	Fee Rate*
Aggressive Portfolio	Columbia Capital Allocation Aggressive Portfolio	$680

0.55% for assets invested in securities, other than third-party advised mutual funds, and in Columbia proprietary funds that do not pay an advisory fee (including exchange-traded funds (ETFs), derivatives and individual securities);

0.10% for assets invested in nonexchange traded third-party advised mutual funds; and

0.00% for assets invested in underlying funds advised by Columbia Management (excluding any underlying fund that does not pay an investment advisory fee to Columbia Management).

	Columbia Variable Portfolio – Managed Volatility Growth Fund	$6,028

0.00% for assets invested in affiliated underlying mutual funds, ETFs and closed-end funds that pay an investment management services fee to Columbia Management;

For assets invested in securities, instruments and other assets not described above, including without limitation affiliated mutual funds, ETFs and closed-end funds that do not pay and investment management fee to Columbia Management or its affiliate, third party funds derivatives and individual securities:

0.660% of assets between $0 and $500 million;

0.615% of assets between $500 million and $1 billion;

0.570% of assets between $1 billion and $1.5 billion;

0.520% of assets between $1.5 billion and $3 billion;

0.510% of assets between $3 billion and $6 billion;

0.490% of assets over $6 billion.

Portfolios	Comparable Fund(s)	Comparable Fund Assets as of 12/31/2014 (in Millions)	Fee Rate*
Conservative Portfolio	Columbia Capital Allocation Conservative Portfolio	$305

0.55% for assets invested in securities, other than third-party advised mutual funds, and in Columbia proprietary funds that do not pay an advisory fee (including ETFs, derivatives and individual securities);

0.10% for assets invested in nonexchange traded third-party advised mutual funds; and

0.00% for assets invested in underlying funds advised by Columbia Management (excluding any underlying fund that does not pay an investment advisory fee to Columbia Management).

	Columbia Variable Portfolio – Managed Volatility Conservative Fund	$142

0.00% for assets invested in affiliated underlying mutual funds, ETFs and closed-end funds that pay an investment management services fee to Columbia Management;

For assets invested in securities, instruments and other assets not described above, including without limitation affiliated mutual funds, ETFs and closed-end funds that do not pay and investment management fee to Columbia Management or its affiliate, third party funds derivatives and individual securities:

0.660% of assets between $0 and $500 million;

0.615% of assets between $500 million and $1 billion;

0.570% of assets between $1 billion and $1.5 billion;

0.520% of assets between $1.5 billion and $3 billion;

0.510% of assets between $3 billion and $6 billion;

0.490% of assets over $6 billion.

Moderate Portfolio	Columbia Capital Allocation Moderate Portfolio	$1,695

0.55% for assets invested in securities, other than third-party advised mutual funds, and in Columbia proprietary funds that do not pay an advisory fee (including ETFs, derivatives and individual securities);

0.10% for assets invested in nonexchange traded third-party advised mutual funds; and

0.00% for assets invested in underlying funds advised by Columbia Management (excluding any underlying fund that does not pay an investment advisory fee to Columbia Management).

Portfolios	Comparable Fund(s)	Comparable Fund Assets as of 12/31/2014 (in Millions)	Fee Rate*
	Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund	$9,953

0.00% for assets invested in affiliated underlying mutual funds, ETFs and closed-end funds that pay an investment management services fee to Columbia Management;

For assets invested in securities, instruments and other assets not described above, including without limitation affiliated mutual funds, ETFs and closed-end funds that do not pay and investment management fee to Columbia Management or its affiliate, third party funds derivatives and individual securities:

0.660% of assets between $0 and $500 million;

0.615% of assets between $500 million and $1 billion;

0.570% of assets between $1 billion and $1.5 billion;

0.520% of assets between $1.5 billion and $3 billion;

0.510% of assets between $3 billion and $6 billion;

0.490% of assets over $6 billion.

Moderately Aggressive Portfolio	Columbia Capital Allocation Moderate Aggressive Portfolio	$2,372

0.55% for assets invested in securities, other than third-party advised mutual funds, and in Columbia proprietary funds that do not pay an advisory fee (including ETFs, derivatives and individual securities);

0.10% for assets invested in nonexchange traded third-party advised mutual funds; and

0.00% for assets invested in underlying funds advised by Columbia Management (excluding any underlying fund that does not pay an investment advisory fee to Columbia Management).

	Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund	$9,953

0.00% for assets invested in affiliated underlying mutual funds, ETFs and closed-end funds that pay an investment management services fee to Columbia Management;

For assets invested in securities, instruments and other assets not described above, including without limitation affiliated mutual funds, ETFs and closed-end funds that do not pay and investment management fee to Columbia Management or its affiliate, third party funds derivatives and individual securities:

0.660% of assets between $0 and $500 million;

Portfolios	Comparable Fund(s)	Comparable Fund Assets as of 12/31/2014 (in Millions)	Fee Rate*

0.615% of assets between $500 million and $1 billion;

0.570% of assets between $1 billion and $1.5 billion;

0.520% of assets between $1.5 billion and $3 billion;

0.510% of assets between $3 billion and $6 billion;

0.490% of assets over $6 billion.

Moderately Conservative Portfolio	Columbia Capital Allocation Moderate Conservative Portfolio	$689

0.55% for assets invested in securities, other than third-party advised mutual funds, and in Columbia proprietary funds that do not pay an advisory fee (including ETFs, derivatives and individual securities);

0.10% for assets invested in nonexchange traded third-party advised mutual funds; and

0.00% for assets invested in underlying funds advised by Columbia Management (excluding any underlying fund that does not pay an investment advisory fee to Columbia Management).

	Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund	$704

0.00% for assets invested in affiliated underlying mutual funds, ETFs and closed-end funds that pay an investment management services fee to Columbia Management;

For assets invested in securities, instruments and other assets not described above, including without limitation affiliated mutual funds, ETFs and closed-end funds that do not pay and investment management fee to Columbia Management or its affiliate, third party funds derivatives and individual securities:

0.660% of assets between $0 and $500 million;

0.615% of assets between $500 million and $1 billion;

0.570% of assets between $1 billion and $1.5 billion;

0.520% of assets between $1.5 billion and $3 billion;

0.510% of assets between $3 billion and $6 billion;

0.490% of assets over $6 billion.

*	The management fee rates for each of the comparable funds listed above will increase, effective in 2016, as a result of a combination of the terms of, and fee rates payable under, the comparable fund’s Administrative Services Agreement and the comparable fund’s Investment Management Services Agreement. The administrative fee rate payable by each comparable fund for administrative services is currently 0.02% of the comparable fund’s net assets. As a result of the combination, the management fee rates shown above will increase to account for the administrative fee rates payable for administrative services, effective in 2016.

APPENDIX C

Fund Shares Outstanding

As of the Record Date, each Fund had outstanding the following number of shares of the classes indicated below.

	Class 2	Class 4
Aggressive Portfolio	90,789,268.838	108,167,563.742
Conservative Portfolio	46,243,757.293	75,898,783.133
Moderate Portfolio	553,518,081.829	929,496,884.987
Moderately Aggressive Portfolio	320,021,854.793	392,991,633.758
Moderately Conservative Portfolio	122,776,218.849	198,151,072.694

Number of Votes to which Each Class is Entitled

As of the Record Date, each class of each Fund is entitled to the following number of votes:

	Class 2	Class 4
Aggressive Portfolio	$1,498,022,935.83	$1,786,928,153.01
Conservative Portfolio	$584,058,654.61	$958,601,630.97
Moderate Portfolio	$8,114,575,079.61	$13,645,014,271.61
Moderately Aggressive Portfolio	$4,992,340,934.77	$6,138,529,319.30
Moderately Conservative Portfolio	$1,669,756,576.35	$2,700,799,120.82

C-1

APPENDIX D

Fund Principal Holders and Control Persons

As of the Record Date, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder” (i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund’s outstanding shares) and each investor who owned 25% or more of a Fund’s shares (all share classes taken together) is listed below. Investors who own more than 25% of a Fund’s shares may be presumed under securities laws to control the Fund and may be able to determine the outcome of issues that are submitted to shareholders for vote.

Fund	Shareholder, Name, City and State	Share Class	% of Share Class	% of Fund (if greater than 25%)
Aggressive Portfolio	RiverSource Life Account for Inside Distribution (Life)	2	93.33%	87.69%
	222 Ameriprise Financial Ctr Minneapolis MN 55474-0002	4	82.95%
	RiverSource Life External Distribution (AEL)	4	11.73%	N/A
	222 Ameriprise Financial Ctr Minneapolis MN 55474-0002
	RiverSource Life NY for Inside Distribution (Life of NY)	4	5.04%	N/A
	222 Ameriprise Financial Ctr Minneapolis MN 55474-0002

Conservative Portfolio	RiverSource Life Account for Inside Distribution (Life)	2	87.66%	81.86%
	222 Ameriprise Financial Ctr Minneapolis MN 55474-0002	4	78.32%
	RiverSource Life External Distribution (AEL)	2	5.48%	N/A
	222 Ameriprise Financial Ctr Minneapolis MN 55474-0002	4	15.61%
	RiverSource Life NY for Inside Distribution (Life of NY)	2	6.83%	N/A
	222 Ameriprise Financial Ctr Minneapolis MN 55474-0002	4	5.90%

Moderate Portfolio	RiverSource Life Account for Inside Distribution (Life)	2	89.47%	85.24%
	222 Ameriprise Financial Ctr Minneapolis MN 55474-0002	4	82.72%
	RiverSource Life External Distribution (AEL)	4	11.27%	N/A
	222 Ameriprise Financial Ctr Minneapolis MN 55474-0002
	RiverSource Life NY for Inside Distribution (Life of NY)	2	5.77%	N/A
	222 Ameriprise Financial Ctr Minneapolis MN 55474-0002	4	5.88%

D-1

Fund	Shareholder, Name, City and State	Share Class	% of Share Class	% of Fund (if greater than 25%)
Moderately Aggressive Portfolio	RiverSource Life Account for Inside Distribution (Life)	2	91.18%	87.28%
	222 Ameriprise Financial Ctr Minneapolis MN 55474-0002	4	84.10%
	RiverSource Life External Distribution (AEL)	4	10.14%	N/A
	222 Ameriprise Financial Ctr Minneapolis MN 55474-0002
	RiverSource Life NY for Inside Distribution (Life of NY)	2	5.12%	N/A
	222 Ameriprise Financial Ctr Minneapolis MN 55474-0002	4	5.55%

Moderately Conservative Portfolio	RiverSource Life Account for Inside Distribution (Life)	2	89.74%	87.42%
	222 Ameriprise Financial Ctr Minneapolis MN 55474-0002	4	85.98%
	RiverSource Life External Distribution (AEL)	4	7.84%	N/A
	222 Ameriprise Financial Ctr Minneapolis MN 55474-0002
	RiverSource Life NY for Inside Distribution (Life of NY)	2	6.31%	N/A
	222 Ameriprise Financial Ctr Minneapolis MN 55474-0002	4	6.10%

D-2

S-6534-23 A (7/15)

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 225 Franklin Street 32nd Floor Room 3200 Boston, MA 02110 on August 26, 2015

Please detach at perforation before mailing.

COLUMBIA FUNDS VARIABLE SERIES TRUST II PORTFOLIO NAVIGATOR FUNDS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 26, 2015	PROXY

The undersigned shareholder of the Fund or Funds (marketed as Portfolio Navigator Funds) named below hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement for the special meeting of shareholders (for each Fund and the Trust as a whole, including any postponements or adjournments thereof, the “Meeting”) to be held at 225 Franklin Street, Floor 32, Room 3200, Boston, MA 02110, on August 26, 2015, at 10:00 a.m. Eastern Time, and, revoking any previous proxies, hereby appoints William P. Carmichael, Michael G. Clarke, Joseph D’Alessandro, Michael DeFao, Joseph F. DiMaria, Paul B. Goucher, Ryan C. Larrenaga, Christopher O. Petersen, Scott R. Plummer, and Julian Quero (the “Proxies”) (or any of them) as proxies for the undersigned, with full power of substitution in each of them, to attend the Meeting and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Meeting and otherwise represent the undersigned at the Meeting with all the powers possessed by the undersigned as if personally present at the Meeting.

YOUR VOTE IS IMPORTANT. Mark, sign, date and return this proxy card as soon as possible.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature and Title, if applicable

Signature (if held jointly)

Date	COL_26799_070815

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be Held on August 26, 2015.

This Proxy Statement and the Notice of Special Meeting are available at:

https://www.proxy-direct.com/col-26799

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

FUNDS	FUNDS	FUNDS
VP - Aggressive Portfolio	VP - Conservative Portfolio	VP - Moderate Portfolio
VP - Moderately Aggressive Portfolio	VP - Moderately Conservative Portfolio

Please detach at perforation before mailing.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL BELOW. THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) THEREOF, INCLUDING ANY ADJOURNMENT(S) NECESSARY TO OBTAIN QUORUMS AND/OR APPROVALS.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:  ¢

		FOR	AGAINST	ABSTAIN
1.	To approve a proposed amendment to the Investment Management Services Agreement between Columbia Funds Variable Series Trust II, on behalf of the Fund or Funds noted on this card, and Columbia Management to provide for the payment of an investment advisory fee to Columbia Management for the portion of the assets of each Fund invested in certain securities and other instruments other than shares of the Underlying Funds.	☐	☐	☐

EVERY VOTE IS IMPORTANT! PLEASE VOTE TODAY USING ONE OF THE FOUR AVAILABLE OPTIONS!

COL_26799_070815

EVERY VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-866-298-8476 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Voting Instruction Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 225 Franklin Street 32nd Floor, Room 3200 Boston, MA 02110 on August 26, 2015

Please detach at perforation before mailing.

COLUMBIA FUNDS VARIABLE SERIES TRUST II PORTFOLIO NAVIGATOR FUNDS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 26, 2015	VOTING INSTRUCTION CARD

INSURANCE COMPANY DROP-IN

The above-referenced insurance company (the “Company”) is using this Voting Instruction Card to solicit voting instructions from its contract owners who hold unit values in a separate account of the Company that invests in the below-named fund(s) (each, a “Fund” and collectively, the “Funds”, and marketed as Portfolio Navigator Funds).

The undersigned contract owner instructs the Company to vote, at the Special Meeting of Shareholders and at any adjournments or postponements thereof (the “Meeting”), all shares of the Fund(s) attributable to his or her contract or interest in the relevant separate account as directed below. The undersigned acknowledges receipt of the Fund’s Notice of Special Meeting of Shareholders and Proxy Statement.

If you sign below but do not mark instructions, the Company will vote all shares of the Fund(s) attributable to your account value FOR the proposal. If you fail to return this Voting Instruction Card, the Company will vote all shares attributable to your account value in proportion to the timely voting instructions actually received from contract owners in the separate account.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature and Title, if applicable

Signature (if held jointly)

Date	COL_26799_070815-VI

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

EVERY VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be Held on August 26, 2015.

This Proxy Statement and the Notice of Special Meeting are available at:

https://www.proxy-direct.com/col-26799

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS VOTING INSTRUCTION CARD

FUNDS	FUNDS	FUNDS
VP - Aggressive Portfolio	VP - Conservative Portfolio	VP - Moderate Portfolio
VP - Moderately Aggressive Portfolio	VP - Moderately Conservative Portfolio

Please detach at perforation before mailing.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL BELOW. THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) THEREOF, INCLUDING ANY ADJOURNMENT(S) NECESSARY TO OBTAIN QUORUMS AND/OR APPROVALS.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:  ¢

		FOR	AGAINST	ABSTAIN
1.	To approve a proposed amendment to the Investment Management Services Agreement between Columbia Funds Variable Series Trust II, on behalf of the Fund or Funds noted on this card, and Columbia Management to provide for the payment of an investment advisory fee to Columbia Management for the portion of the assets of each Fund invested in certain securities and other instruments other than shares of the Underlying Funds.	☐	☐	☐

EVERY VOTE IS IMPORTANT! PLEASE VOTE TODAY USING ONE OF THE FOUR AVAILABLE OPTIONS!

COL_26799_070815-VI